Exhibit 99.2
2Q 2024 Investor Presentation

Disclosure 1 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Board of Governors of the Federal Reserve System; inflation; an unexpected deterioration in our loan or securities portfolios; changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; further deterioration in the financial condition or stock prices of financial institutions generally; unexpected increases in our expenses; different than anticipated growth and our ability to manage our growth; the lingering effects of the COVID-19 pandemic on our business and results of operation; unanticipated regulatory action or changes in regulations; potential recessionary conditions; unanticipated volatility in deposits; unexpected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans; our ability to absorb the amount of actual losses inherent in our existing loan portfolio; an unanticipated loss of key personnel or existing customers; competition from other institutions resulting in unanticipated changes in our loan or deposit rates; an unexpected adverse financial, regulatory or bankruptcy event experienced by our non-bank financial service partners; unanticipated increases in FDIC costs; changes in regulations, legislation or tax or accounting rules, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury; impacts related to or resulting from recent bank failures; an unexpected failure to successfully manage our credit risk and the sufficiency of our allowance, the credit and other risks from borrower and depositor concentrations (by geographic area and by industry); the current or anticipated impact of military conflict, terrorism or other geopolitical events; the costs, including possibly incurring fines, penalties or other negative effects (including reputational harm), of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions; a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks; the failure to maintain current technologies, or to implement new technologies; the failure to maintain effective internal controls over financial reporting; the failure to retain or attract employees; and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law.

Proven Growth-Oriented Business Model with Strong Risk Management, Poised to Deliver Significant Shareholder Value 3. Safe & Sound • Strong liquidity and disciplined interest rate risk management • Strong capital position • Conservative credit culture • Diversified deposit base • Proven, deposit gathering capability 1. Client Centric • Priority on client execution • Relationship-oriented commercial lending • High touch service • Diversified banking product suite 4. Innovative • History of innovation • Comprehensive, flexible tech stack • Core Banking Digital Transformation 2. High Performing • Exceptional margin management • Strong book value growth • Sustainable positive operating leverage • Strong, consistent organic capital generation 2

Relationship Driven Commercial Bank with Strong Client Execution • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g. law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small, middle-market commercial businesses. • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday banking needs. Core Banking Digital Transformation supports future business expansion, drives efficiencies and enables better client experience. Only TRUE mid-sized commercial bank headquartered in NYC. Our mission is to: • Help clients build and sustain generational wealth. • Offer a full range of banking and innovative financial servicesto businesses and individuals embracing an ever-evolving digital banking era. • Deliver enhanced client experiences through an innovative technology platform. • Provide modern and robust internal capabilities for our employees to support future business expansion and back-office efficiencies. Our Mission 3 1 Client Centric

15.8% 6.5% (4.1%) NYC Middle-Market Banks³ Source: Bloomberg, FactSet, S&P Global Market Intelligence 1 CAGR from December 31, 2017 through March 31, 2024 2 KRX Index represents the KBW Regional Banking Index 3 Includes BKU, CNOB, DCOM, FFIC, FLIC, NYCB, OCFC, and VLY 4 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through July 8, 2024 5 Cumulative shareholder return (change in stock price plus reinvested dividends) Share price performance 4JODF *10ĩ Performance since IPO Tangible book value per share CAGR¹ 2017–2024Q1 Earnings per share CAGR¹ 2017–2024Q1 13.4% 4.7% 3.5% Metropolitan Commercial Bank KRX Index² NYC Middle-Market Banks³ 18.5% (9.0%) (41.5%) NYC Middle-Market Banks³ 50 100 150 200 250 300 350 11/7/2017 3/9/2019 7/8/2020 11/7/2021 3/9/2023 7/8/2024 Total Return Performance Since IPO relative to KRX² and NYC Banks³, Ī NYC Middle-Market Banks³ KBW Regional Banking Index (“KRX”) Metropolitan Commercial Bank 4 74 111 119 Metropolitan Commercial Bank KRX Index² 2 High Performing Metropolitan Commercial Bank KRX Index²

Track Record of Strong Operating Performance 1 Annualized. 2 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 26. 3 CAGR from December 31, 2017 through June 30, 2024. 4 MCB closing stock price on July 15, 2024, of $50.39. Strong Book Value Growth Since IPO Tangible Book Value per Share2 Strong Operating Results 2Q 2024 $27.04 $30.34 $34.15 $39.25 $50.11 $51.70 $58.69 $60.99 2017 2018 2019 2020 2021 2022 2023 2Q 2024 5 2 High Performing 62.4% Efficiency Ratio 0.0% Avg. Last 5 Year Net Charge-offs % / Average Loans 3.44% Net Interest Margin1 0.92% Return on Average Assets1 1.4% Pre-Provision Net Revenue / Average Assets1 10.1% Return on Average Tangible Common Equity1, 2 82.6% Price / Tangible Book Value per Share4 8.11 Price / Last Twelve Months EPS4 Valuation Metrics As of July 15, 2024

6 1 Represents effective average daily Fed Funds rate. Well Managed Net Interest Margin Net Interest Margin Analysis Estimated Sensitivity of Annual Net Interest Income June 30, 2024 Fixed vs. Floating Rate Loans June 30, 2024 1.00% 1.83% 2.16% 0.36% 0.08% 1.68% 5.03% 5.33% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 3.44% 2017 2018 2019 2020 2021 2022 2023 2Q 2024 Average Fed Funds Rate¹ MCB Net Interest Margin ("NIM")² Fixed 74% Floating 26% 5.42% 2.63% -3.07% -6.55% -200 bps -100 bps +100 bps +200 bps Approximately 86% of floating rate loans due after one year have floors – Weighted average floor of 6.3% High Performing 2

32.0% 30.9% 30.5% 4Q 2023 1Q 2024 2Q 2024 $5.7 $6.2 $6.2 4Q 2023 1Q 2024 2Q 2024 11.5% 11.6% 11.7% 4Q 2023 1Q 2024 2Q 2024 Highly Liquid and Resilient Balance Sheet 76% Insured deposits Deposits ($ bn) CET1 Ratio1 Non-interest bearing Deposit % Deposit Profile at June 30, 2024 228% Uninsured Deposit Coverage Ratio2 BBB+ Kroll Deposit Rating 7 3 Safe & Sound $5.6 $5.7 $5.8 4Q 2023 1Q 2024 2Q 2024 Loans ($ bn) 1 Common Equity Tier 1 Capital Ratio 2 Cash and available secured borrowing capacity divided by uninsured deposits.

Core Banking Digital Transformation Innovative 8 4 Investments in our Core Banking Platforms will provide an enhanced client experience and efficient and scalable operating systems for our employees Extensive digital proficiencies NextGen analytics capabilities API-based extensibility Optimized back-office processes Efficient loan servicing Core Banking Digital Transformation • Transformation to be completed during 2025 Service Areas • Payments (Wires, ACH & FedNow) • Digital Banking (Consumers & Commercial) • Fraud Risk Management • Core Processing • Contact Center / Client servicing • Statement Processing and Rendering • Teller System • Commercial Loan Origination and Servicing • Enterprise Datawarehouse

Loans and Deposits 9

10 1 Gross of deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. 4 Mobile Home Parks, Residential Condos/Co-ops, Temporary Shelters, Religious Orgs., Parking Lots and Garages, Restaurants and Entertainment Facilities * Includes commercial real estate, multifamily and construction loans. Loan Portfolio Growth and Diversification $5.9 billion Gross Loan Portfolio1, 2 June 30, 2024 | $ millions Diversified Loan Portfolio June 30, 2024 28% 8% 6% 6% 7% 5% 4% 3% 3% 3% 7% 19% 28% CRE: Skilled Nursing Facility ("SNF") 8% CRE: Multi-family 6% CRE: Office 6% CRE: Mixed Use 6% CRE: Hospitality 5% CRE: Retail 3% CRE: Land 3% CRE: Construction 3% CRE: Warehouse 3% CRE: Schools  $3& 0UIFSĩ 19% C&I 2% Consumer & 1-4 Family $2,528 $2,644 $2,815 $2,840 $2,821 $2,857 $1,319 $1,494 $1,509 $1,684 $1,749 $1,786 $936 $955 $977 $1,051 $1,057 $1,105 $82 $72 $69 $67 $109 $108 $4,865 $5,165 $5,370 $5,642 $5,736 $5,856 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Consumer & 1-4 Family C&I CRE: Owner Occupied CRE: Non Owner Occupied* Average 2Q Yield: 7.31% CRE/RBC ratio3 : 358%

18% 15% 13% 9% 8% 8% 5% 4% 20% 18% Manhattan 15% Florida 13% Brooklyn 9% Bronx 8% Queens 8% New Jersey 5% Long Island 4% Other NY 20% Other States 35% 10% 8% 9% 7% 6% 6% 4% 15% 35% Skilled Nursing Facilities 10% Multifamily 8% Office 9% Mixed Use 7% Hospitality 6% Retail 6% Land 4% Warehouse 15% Other CRE Relationship-Based Commercial Real Estate Lending 11 Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics June 30, 2024 • Weighted average LTV of 61% • Owner occupied – 38% Composition by Type June 30, 2024 Composition by Region June 30, 2024 Majority of loans are originated through direct relationships or referrals from existing clients. Total CRE loans: $4,643mm

Metropolitan Commercial Bank.
The Entrepreneurial Bank Since 1999
25 YEARS | MCB LISTED NYSE

Conservatively Underwritten Multi-family Portfolio

Overview

June 30, 2024 | $ millions

- Total Multi-family loans: **$440mm**
- Weighted average LTV of 53%
- Recourse on 53% of Total; recourse on 99% of Transitional
- Rent regulated 43% of Total
- Rent regulated have weighted average LTV of 47%
- Stabilized weighted average debt service coverage ratio of 2.24x

Origination Vintage

June 30, 2024

% of $440mm Outstanding Balance


9%
19%
72%
2017 - 2019
2020 - 2021
2022 - 2024

Stabilized[1] Maturity Schedule

June 30, 2024 | $ millions

	2024	2025	Thereafter	Total
Outstanding Balance	$75	$41	$151	$267
Commitment Amount	$80	$41	$151	$272
Avg. Loan Size	$4	$4	$4	$4
LTV[2]	56%	60%	39%	47%
Rent Regulated[2]	48%	52%	57%	54%
With Recourse[2]	6%	17%	32%	23%
Nonperforming	0%	0%	0%	0%
WAC	4.5%	4.7%	4.6%	4.6%

Transitional[1] Maturity Schedule

June 30, 2024 | $ millions

	2024	2025	Thereafter	Total
Outstanding Balance	$10	$105	$58	$173
Commitment Amount	$10	$105	$59	$174
Avg. Commitment Size	$3	$7	$7	$6
LTV[2]	49%	60%	66%	61%
Rent Regulated[2]	48%	29%	20%	27%
With Recourse[2]	100%	99%	100%	99%
Nonperforming	0%	0%	0%	0%
WAC	8.3%	5.5%	6.6%	6.1%

1 Stabilized facilities provide cash flows adequate to support debt service and collateral value. Transitional are value-add opportunities that may have historic underlying issues or challenges that can be addressed and improved upon.

2 Based on Outstanding Balance.

12

Conservatively Underwritten, Geographically Diversified CRE Office Portfolio 13 Office by Region June 30, 2024 36% 6% 14% 31% 10% 36% Manhattan 14% Brooklyn 6% Queens 2% Bronx 31% NY Metro Area (outside NYC) 10% Non NY Metro Area Overview June 30, 2024 • Total Office loans: $377mm • Weighted average LTV of 53% • Weighted average occupancy rate of 76%* • Weighted average debt service coverage ratio of 1.43x* • Manhattan loans originated since March 2022 is 99% • Owner-occupied is 14.8% • Varying levels of recourse on approximately 54% of loans * Excluding owner-occupied office properties. 1 Based on Outstanding Balance. 2 Single loan with "as is" LTV of 70%. Occupancy by Region June 30, 2024 Maturity Schedule June 30, 2024 | $ millions 53% 84% 61% 42% 86% 82% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens² Brooklyn Manhattan 2024 2025 Thereafter Total Outstanding Balance $115 $14 $248 $377 Commitment Amount $118 $14 $262 $395 Avg. Commitment Size $9 $2 $8 $8 LTV1 49% 39% 55% 53% Nonperforming 0% 0% 0% 0% WAC 6.6% 6.1% 5.6% 5.9%

$234 $233 $241 $260 $265 $266 $138 $169 $181 $206 $236 $258 $150 $131 $138 $137 $125 $117 $113 $121 $118 $128 $126 $127 $66 $74 $72 $77 $75 $71 $55 $58 $61 $56 $56 $58 $52 $51 $47 $45 $42 $41 $124 $126 $119 $142 $132 $163 $936 $955 $977 $1,051 $1,057 $1,105 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Other Manufacturing Wholesale Services Other Healthcare Individuals Skilled Nursing Facilities Finance & Insurance Commercial & Industrial Growth Driven by Expertise in Specific Lending Verticals 14 C&I Composition June 30, 2024 Target Market • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, and good asset coverage 24% 23% 11% 12% 6% 4% 5% 15% 24% Finance & Insurance 23% Skilled Nursing Facilities 11% Individuals 12% Other Healthcare 6% Services 4% Manufacturing 5% Wholesale Trade 15% Other 1 Certain prior period amounts adjusted to conform to current presentation. C&I Portfolio1 June 30, 2024 | $ millions

Diversified CRE and C&I Healthcare Portfolio

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999

MCB LISTED NYSE

Overview
June 30, 2024

- Active in Healthcare lending since 2002.
- No realized losses since 2002. No deferrals during the pandemic.
- CRE – Skilled Nursing Facilities ("SNF") – average LTV of 70%.
- Highly selective regarding the quality of Skilled Nursing Operators that we finance.
- Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows. Many further supported by vertically integrated related businesses.
- Loans are made primarily in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 65% of CRE SNF portfolio. Stabilized facilities provide cash flows adequate to support debt service and collateral value. Borrowers' primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 1.92x.
- Transitional Non-stabilized SNF – are typically value-add opportunities that may have underlying issues that can be remediated. By implementing operational and management changes, enhancing the quality of care, improving the payor mix, and optimizing efficiency, experienced operators can increase the facility's profitability and value. Operators that have a strong market share in the region can negotiate higher reimbursement rates by working with payers, such as Medicare and Medicaid, to negotiate higher reimbursement rates for the services provided by the SNF.

Healthcare Portfolio | June 30, 2024



C&I Other $127 mm
C&I SNF $258 mm
CRE SNF $1,632 mm
CRE SNF - $1,632 mm
C&I SNF - $258 mm
C&I Other Healthcare - $127 mm

Total Healthcare loans: **$2,017mm**

C&I Healthcare Composition | June 30, 2024



4%
10%
15%
67%
67% SNF
15% Ambulatory Health Care Services
10% Medical Labs
4% Misc. Health Practitioners
2% Doctor Office
2% Ambulance Services

Total C&I Healthcare loans: **$385mm**

15

C&I Skilled Nursing Facility Exposure by State June 30, 2024 Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State June 30, 2024 33% 24% 11% 8% 24% 33% Florida 24% New York 11% New Jersey 8% Indiana 24% Other States 21% 38% 18% 23% 21% New York 38% Florida 18% New Jersey 23% Other 16 Total CRE SNF loans: $1,632mm Total C&I SNF loans: $258mm

$1,596 $1,684 $1,667 $1,803 $1,810 $1,125 $1,129 $1,181 $1,135 $1,055 $839 $882 $890 $989 $1,059 $502 $515 $655 $757 $758 $731 $785 $781 $940 $892 $332 $338 $325 $298 $298 $163 $189 $238 $316 $298 $5,288 $5,522 $5,737 $6,238 $6,170 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 EB-5, Title & Escrow, & Charter Schools Bankruptcy Trustees Other** Municipal Property Managers Retail Deposits with Loan Customers 30.5% Retail Deposits 69.0% 30.5% Non-interest-bearing demand deposits 69% Money market & savings account 0.5% Time deposits 2Q Cost of deposits: 3.26% Deposit Verticals Composition Over Time $ millions* Deposit Composition * Certain prior period amounts adjusted to conform to current presentation. ** GPG wind down. Total Deposits $ millions* $5,288 $5,522 $5,737 $6,238 $6,170 $5,288 $5,522 $5,737 $6,238 $6,170 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Deposits Composition June 30, 2024 17

Core Banking Digital Transformation 18

Core Banking Digital Transformation

Overview

- The Bank is modernizing its core, payments and online banking systems to support continued growth. A modern stack will support future business expansion, drive efficiencies and enable a better client experience.
- Digital Transformation will provide extensive digital proficiencies, NextGen analytics capabilities, API-based extensibility, optimized back-office processes and efficient origination and loan servicing.
- Project to be completed in 2025
- Total estimated project costs – $12 - 13 million
- Project costs to date – $4.1 million


2024
2025
Service Description
Partners
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Payments Hub (Wires)
Payments Hub (ACH)
Payments Hub (FedNow)
finzly
Commercial Loans Servicing
afs
Enterprise Datawarehouse
snowflake
Digital Banking (Consumers)
Digital Banking (Commercial)
ebankit
Fraud Risk Management
ALLOY / MX
Core Processing
Finxact
Contact Center / Core servicing
savana
Statements Processing and Rendering
Teller System
Licensing agreements being negotiated

★ - Go live.

19

Core Banking Digital Transformation Partners

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | 25 YEARS | MCB LISTED NYSE

Partners	Service Areas	About
finzly	Payments Hub (wires) Payments Hub (ACH) Payments Hub (FedNow)	Finzly provides a modern, cloud-based, API-enabled operating system that serves as a parallel payment processing platform to a bank's core. Finzly offers a wide range of turnkey banking solutions, including a multi-rail payment for traditional payments on ACH and wires, instant payments on FedNow and RTP, foreign exchange, trade finance, compliance, and commercial banking digital experiences.
afs	Commercial Loans Origination and Servicing	AFS is the global leader in providing advanced commercial loan servicing solutions to lending institutions of all sizes. Solely dedicated to the commercial lending industry, AFS is uniquely positioned to support its client's business and technology transformation.
snowflake	Enterprise Datawarehouse	Snowflake enables organizations to mobilize their data with Snowflake's Data Cloud. Customers use the Data Cloud to unite siloed data, discover and securely share data, power data applications, and execute diverse AI/ML and analytic workloads.
ebankIT	Digital Banking (Consumers & Commercial)	ebankIT enables banks to deliver humanized, personalized, and accessible digital experiences for their customers from mobile to web banking, from wearable gadgets to the metaverse and beyond.
ALLOY MX	Fraud Risk Management & KYC	Alloy helps banks and fintech companies make safe and seamless fraud, credit, and compliance decisions. Alloy's platform connects companies to more than 150 data sources of KYC/KYB, AML, credit, and compliance data through a single API to help create a future without fraud. MX Technologies, Inc. is a leader in actionable intelligence, enabling financial providers and consumers to do more with financial data. MX offers fast, secure solutions that helps streamline the account opening process while mitigating fraud and reducing risk.
Finxact	Core Processing	To drive continued growth, the Bank is modernizing its core banking system with Finxact. Finxact, a gen-3 core, was built to be a full core banking solution providing MCB with the ability to develop and get to market with speed, with complete flexibility and control to adopt new capabilities. Gen 3 core solutions are geared towards banks who are looking to rapidly innovate utilizing new technologies to create unique customer experiences through a cloud-native / event driven architecture enabling highly automated real time access to bank data from modern APIs to all ancillary systems.
savana	Contact Center / Core servicing	Savana provides a front-end servicing solution for the core processing system. Savana's platform is designed to orchestrate channels, products and processes to provide a unified ecosystem that streamlines operations between the core, back office and banker assisted channel.

20

Selected Financial Information 21

Proven High Growth Business Model Loans1 | $ millions $1,404 $1,661 $2,791 $3,830 $6,436 $5,278 $5,737 $6,170 2017 2018 2019 2020 2021 2022 2023 2Q 2024 Deposits | $ millions $63 $83 $108 $142 $181 $256 $251 $134 2017 2018 2019 2020 2021 2022 2023 YTD 2024 Revenue | $ millions $12 $26 $30 $39 $60 $59 $77 $33 2017 2018 2019 2020 2021 ĩ Ī :5%  Net Income | $ millions 1 Loans, net of deferred fees and costs. 2 CAGR from December 31, 2017 through June 30, 2024. 3 CAGR from December 31, 2017 through 2023. 4 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 5 Includes a $5.5 million reversal of the regulatory settlement reserve. $1,421 $1,867 $2,678 $3,137 $3,732 $4,841 $5,625 $5,839 2017 2018 2019 2020 2021 2022 2023 2Q 2024 22

Return on Average Assets Highly Profitable, Scalable Model * Annualized 1 Non-GAAP financial measures. See reconciliation on slide 26. 2 Total non-interest expense divided by Total revenues. 3 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 4 Includes a $5.5 million reversal of the regulatory settlement reserve recorded in the fourth quarter of 2022. Efficiency ratio2 10.5% 10.8% 11.3% 12.9% 15.2% 10.4% 12.6% 10.0% 2017 2018 2019 2020 2021 2022³ ĩ :5%  ROATCE1 52.1% 52.1% 55.4% 52.5% 48.3% 58.2% 52.5% 62.6% 2017 2018 2019 2020 2021 2022³ 2023 YTD 2024 Net Interest Margin 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 3.42% 2017 2018 2019 2020 2021 2022 2023 YTD 2024* 23 0.81% 1.31% 1.06% 1.02% 1.06% 0.90% 1.19% 0.91% 2017 2018 2019 2020 2021 2022 2023 YTD 2024*

0.24% 0.02% 0.17% 0.20% 0.28% 0.00% 0.92% 0.53% 2017 2018 2019 2020 2021 2022 2023 2Q 2024 Non-Performing Loans/Loans Credit Metrics NCOs/Average Loans ACL/Loans Non-Performing Loans/ACL 0.32% -0.06% -0.13% 0.01% 0.13% 0.00% 0.02% 0.00% 2017 2018 2019 2020 2021 2022 2023 YTD 2024¹ 1.05% 1.02% 0.98% 1.13% 0.93% 0.93% 1.03% 1.03% 2017 2018 2019 2020 2021 2022 2023* 2Q 2024 22.8% 1.5% 17.1% 18.0% 29.6% 0.0% 89.5% 51.8% 2017 2018 2019 2020 2021 2022 2023* 2Q 2024 24 1 Annualized * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023.

Capital Ratios* Common Equity Tier 1 Capital Ratio 15.3% 13.2% 10.1% 10.1% 14.1% 12.1% 11.5% 11.7% 2017 2018 2019 2020 2021 2022¹ 2023² 2Q 2024 Minimum to be "Well Capitalized" * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 2 Includes a $5.5 million reversal of the regulatory settlement reserve recorded in the fourth quarter of 2022. 3 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 26. Tier 1 Leverage Ratio 13.7% 13.7% 9.4% 8.5% 8.5% 10.2% 10.6% 10.3% 2017 2018 2019 2020 2021 2022¹ 2023² 2Q 2024 Minimum to be "Well Capitalized" 19.9% 16.9% 12.5% 12.7% 16.1% 13.4% 12.8% 13.0% 2017 2018 2019 2020 2021 2022¹ 2023² 2Q 2024 Minimum to be "Well Capitalized" Total Risk-Based Capital Ratio TCE / TA3 12.7% 11.5% 8.5% 7.5% 7.7% 9.0% 9.2% 9.4% 2017 2018 2019 2020 2021 2022¹ 2023² 2Q 2024 25

Reconciliation of GAAP to Non-GAAP Measures

Metropolitan Commercial Bank.
The **Entrepreneurial** Bank Since 1999
25 YEARS | MCB LISTED NYSE

In addition to the results presented in accordance with Generally Accepted Accounting Principles ("GAAP"), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company's operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables.

		For Year Ending						
$ thousands, except per share data	**Q2 2024**	**2023**	**2022**	**2021**	**2020**	**2019**	**2018**	**2017**
Average assets	$ 7,322,480	$ 6,506,614	$ 6,621,631	$ 5,724,230	$ 3,863,013	$ 2,846,959	$ 1,951,982	$ 1,524,202
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible assets	$ 7,312,747	$ 6,496,881	$ 6,611,898	$ 5,714,497	$ 3,853,280	$ 2,837,226	$ 1,942,249	$ 1,514,469
Average equity	$ 680,064	$ 621,006	$ 578,787	$ 413,212	$ 320,617	$ 282,604	$ 251,030	$ 133,462
Less: Average preferred equity	-	-	-	4,585	5,502	5,502	5,502	5,502
Average common equity	680,064	621,006	578,787	408,627	315,115	277,102	245,528	127,960
Less: average intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Average tangible common equity	$ 670,331	$ 611,273	$ 569,054	$ 398,894	$ 305,382	$ 267,369	$ 235,795	$ 118,227
Total assets	$ 7,265,591	$ 7,067,672	$ 6,267,337	$ 7,116,358	$ 4,330,821	$ 3,357,572	$ 2,182,644	$ 1,759,855
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
Tangible assets	$ 7,255,858	$ 7,057,939	$ 6,257,604	$ 7,106,625	$ 4,321,088	$ 3,347,839	$ 2,172,911	$ 1,750,122
Total Equity	$ 692,404	$ 659,021	$ 575,897	$ 556,989	$ 340,787	$ 299,124	$ 264,517	$ 236,884
Less: preferred equity	-	-	-	-	5,502	5,502	5,502	5,502
Common Equity	692,404	659,021	575,897	556,989	335,285	293,622	259,015	231,382
Less: intangible assets	9,733	9,733	9,733	9,733	9,733	9,733	9,733	9,733
value)	$ 682,671	$ 649,288	$ 566,164	$ 547,256	$ 325,552	$ 283,889	$ 249,282	$ 221,649
Common shares outstanding	11,192,936	11,062,729	10,949,965	10,920,569	8,295,272	8,312,918	8,217,274	8,196,310
Book value per share (GAAP)	$ 61.86	$ 59.57	$ 52.59	51.00	40.42	35.32	31.52	28.23
Tangible book value per share (non-GAAP)*	$ 60.99	$ 58.69	$ 51.70	50.11	39.25	34.15	30.34	27.04
Total Revenue (GAAP)	$ 67,678	$ 250,739	$ 255,751	$ 180,698	$ 141,924	$ 108,239	$ 83,177	$ 63,382
Less: Gain on sale of securities	-	-	-	609	3,286	-	(37)	-
securities (non-GAAP)	$ 67,678	$ 250,739	$ 255,751	$ 180,089	$ 138,638	$ 108,239	$ 83,214	$ 63,382

* Tangible common equity divided by common shares outstanding at period-end.

26

Reconciliation of GAAP to Non-GAAP Measures, continued (1) Annualized. 27 (dollars in thousands, except per share data) Net income (loss) $ 16,799 $ 16,203 $ 33,002 Regulatory remediation 3,647 2,305 5,952 GPG wind down 129 819 948 Digital transformation 1,695 1,805 3,500 Impact of adjustments 5,471 4,929 10,400 Tax impact (1,623) (1,640) (3,263) Impact of adjustments, net of tax 3,848 3,289 7,137 Adjusted net income (non-GAAP) $ 20,647 $ 19,492 $ 40,139 Diluted earnings per common share $ 1.50 $ 1.46 $ 2.96 Impact of adjustments 0.34 0.26 0.64 Adjusted diluted earnings per common share (non-GAAP) $ 1.84 $ 1.72 $ 3.60 Return on average assets (1) 0.92% 0.91% 0.91 % Impact of adjustments 0.21 0.18 0.20 Adjusted return on average assets (non-GAAP) 1.13% 1.09% 1.11 % Return on average equity (1) % 9.9% 9.8% 9.9 Impact of adjustments 2.3 2.0 2.1 Adjusted return on average equity (non-GAAP) 12.2% 11.8% 12.0 % Return on average tangible common equity (1) % 9.9% 9.9 10.0 % Impact of adjustments 2.5 2.0 2.2 Adjusted return on average tangible common equity (non-GAAP) 12.4% 11.9% 12.2 % Efficiency ratio 62.4% 62.8% 62.6 % Impact of adjustments (8.0) (7.4) (7.7) Adjusted efficiency ratio (non-GAAP) 54.4% 55.4% 54.9 % Q2 2024 Q1 2024 YTD 2024